                              SECOND AMENDMENT TO
                       THE REYNOLDS AND REYNOLDS COMPANY
                              401(K) SAVINGS PLAN
                         (JANUARY 1, 1994 RESTATEMENT)
                         -----------------------------


                          The Reynolds and Reynolds Company hereby amends The

Reynolds and Reynolds Company 401(k) Savings Plan (January 1, 1994 Restatement)

(the "Plan") as follows:
                          1.      Effective as of the date of execution of this

amendment, Article V of the Plan is amended by adding at the end thereof a new

Section 5.12 to provide as follows:

                            5.12 OTHER EMPLOYER CONTRIBUTION

                          The Sponsor, in its capacity as an Employer, may make

         a contribution to the Plan for the Contribution Period in an amount determined by the Sponsor, in its discretion.  Any such contribution shall be allocated only among the Eligible Employees listed on

         Schedule A of the Plan.  The allocable share of each such Eligible

         Employee shall be the allocation percentage listed for such Eligible

         Employee in Schedule A of the Plan.  For purposes of Section 6.9 only,

         any contribution made pursuant to this Section 5.12 shall be treated as a Qualified Nonelective Contribution.  For all other purposes under the Plan, except Sections 6.5, 6.6, 6.7, and 6.8, any contribution made pursuant to this Section 5.12 shall be treated as an Employer

         Contribution.  Each Eligible Employee's allocable share of any contribution made pursuant to this Section 5.12 shall be credited to the

         Employer Contributions Sub-Account of such Eligible Employee.  For purposes of this Section 5.12 only, the term "Contribution Period"

         shall mean any calendar month beginning after February 28, 1995 and ending before January 1, 1996.
                          2.      Effective as of the date of execution of this

amendment, the Plan is amended by adding at the end thereof Schedule A,

attached hereto.
                                *      *      *

                          IN WITNESS WHEREOF, The Reynolds and Reynolds Company

has caused this Amendment to be executed by its duly authorized officer on this

 31  day of    March  , 1995.
----        ----------


ATTEST:                          THE REYNOLDS AND REYNOLDS COMPANY

 ????????????????????
-----------------------           By: ???????????????????????
                                      -----------------------------------
                                      Title:  V.P. Corp. H.R.

                                   SCHEDULE A
                                       TO
                       THE REYNOLDS AND REYNOLDS COMPANY
                              401(K) SAVINGS PLAN
                         (January 1, 1994 Restatement)



         ELIGIBLE EMPLOYEE                                SOCIAL SECURITY NUMBER                     ALLOCATION PERCENTAGE
       AHLQUIST, MURRAY C.                                        490564692                                  2.9033%
       ALLEN, JR., WILLIAM H.                                     541481075                                  2.7161%
       BACKMAN, THOMAS E.                                         554700160                                  0.0294%
       BLAIR, KRISTINA M.                                         544762950                                  0.7485%
       BOLLINGER, JOHN                                            273644477                                  0.2224%
       CARLSON, CHARLES R.                                        543683513                                  1.4122%
       CLARK, PAULA M.                                            541621210                                  6.3625%
       CRAWFORD, SHARON M.                                        532421769                                  0.0531%
       DAVIS, LAWRENCE ALLEN                                      001446316                                  3.9357%
       DONALDSON, LINDA K.                                        542605977                                  12.4186%
       ELAM, KIRA OLSON                                           534784065                                  0.0275%
       FIELDER, PAMELA A.                                         532565142                                  0.0368%
       FIGENBAUM, VIRGINIA                                        533484027                                  0.7491%
       FITZHUGH, LUE ANNE                                         541660881                                  1.7980%
       FRANZWA, MICHELLE                                          540117773                                  0.0122%
       FREEMAN, KIMBERLY R.                                       542805122                                  0.2350%
       HART, CHARLES D.                                           472641380                                  0.3117%
       ISAAC, J. RONALD                                           544422093                                  6.5657%
       ISAAC, JASON L.                                            544049348                                  1.1384%
       KELLY, GERALD                                              522602667                                  0.1469%
       KEOUGH, GEORGE DOUGLAS                                     539524481                                  2.0645%
       KUBACK, MARILYN LOU                                        544560291                                  0.0115%
       MCCORMICK, ANTHONY D.                                      456293776                                  0.8223%
       MCSHANE, MAUREEN                                           540641345                                  6.3349%
       MORRIS, KATHLEEN FAYE                                      540488042                                  1.4156%
       NORMAN, RAYMOND R.                                         566744699                                  0.7396%

         ELIGIBLE EMPLOYEE                                 SOCIAL SECURITY NUMBER                     ALLOCATION PERCENTAGE
       PECHMAN, NANCY K.                                          536662734                                  0.7937%
       RAYMOND, GARY L.                                           533442297                                  2.97905%
       RODGERS, DEBBIE M.                                         541686752                                  5.2122%
       SHELDON, JONATHAN                                          544906102                                  0.7871%
       SIMONSON, TERRI                                            544764249                                  1.3791%
       SMITH, WILLIAM T.                                          536483060                                  0.0396%
       SNYDER, KATHY L.                                           556153916                                  1.3099%
       SONNTAG, JENNIFER E.                                       111625379                                  0.0157%
       TAYLOR, JANICE G.                                          450820559                                  3.19195%
       THOMPSON, VIRGINIA L.                                      461371813                                  0.3811%
       TRACY, ROBERT E.                                           547588784                                  1.0635%
       VAKARCS, PATRICIA A.                                       367508941                                  1.0739%
       VASCHE, CHERYL L.                                          542423545                                  8.5922%
       WEINGARD, ALLAN                                            080348584                                  18.5202%